UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): June 7, 2005

                      WHEELING ISLAND GAMING, INC.
         (Exact name of registrant as specified in its charter)


      Delaware                    333-81778                 16-1333214
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   (State or other          (Registration Number)         (IRS Employer
   jurisdiction of                                        Identification
   incorporation)                                              No.)

  1 South Stone Street, Wheeling, West Virginia                 26003
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     (Address of principal executive offices)                (Zip Code)

   Registrant's telephone number, including area code: (304) 232-5050

   -------------------------------------------------------------------
     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 7, 2005, Wheeling Island Gaming, Inc. (the "Company") entered into Amendment No.1 to the Amended and Restated Loan Agreement, dated as of December 14, 2001, by and among the Company as Borrower, the Lenders referred to therein and the other parties thereto. Attached hereto and incorporated herein by reference as Exhibit 10.1 is Amendment No.1 to the Amended and Restated Loan Agreement.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibit 10.1 Amendment No.1 to Amended and Restated Loan Agreement, dated June 7, 2005.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WHEELING ISLAND GAMING, INC.


                                        By:  /s/ Dean Lawrence
                                             --------------------------
                                             Name:   Dean Lawrence
                                             Title:  Vice President-Finance

Date:  June 9, 2005

                                EXHIBIT INDEX


DOC. NO. DOCUMENT DESCRIPTION

10.1        Amendment No.1 to Amended and Restated Loan Agreement, dated June

7, 2005.